Consents of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 61 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated May 19, 1998, relating to the financial statements and financial highlights of J.P. Morgan Institutional New York Tax Exempt Bond Fund (formerly J.P. Morgan Institutional New York Total Return Bond
Fund) and the financial  statements and  supplementary  data of The New York Tax
Exempt Bond Portfolio (formerly The New York Total Return Bond Portfolio) appearing in the March 31, 1998 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration Statement of our reports dated July 17, 1998 relating to the financial statements and financial highlights of J.P. Morgan Institutional U.S. Equity Fund, J.P. Morgan Institutional U.S. Small Company Fund and J.P. Morgan Institutional Disciplined Equity Fund and the financial statements and supplementary data of The U.S. Equity Portfolio, The U.S. Small Company Portfolio and The Disciplined Equity Portfolio appearing in the May 31, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration
Statement of our reports dated October 15, 1998, relating to the financial statements and financial highlights of J.P. Morgan Institutional Tax Exempt Bond Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund and J.P. Morgan Institutional Service Tax Exempt Money Market Fund and the financial statements and supplementary data of The Tax Exempt Bond Portfolio and The Tax Exempt Money Market Portfolio appearing in the August 31, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration Statement of our reports dated December 17, 1998, relating to the financial statements and financial highlights of J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund, J.P. Morgan Institutional Bond Fund - Ultra, J.P. Morgan Institutional International Equity Fund, J.P. Morgan Institutional Emerging Markets Equity Fund, J.P. Morgan Institutional Global Strategic Income Fund, J.P. Morgan Institutional Federal Money Market Fund, J.P. Morgan Institutional Service Federal Money Market Fund, J.P. Morgan Institutional Treasury Money Market Fund and J.P. Morgan Institutional Service Treasury Money Market Fund and the financial statements and supplementary data of The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio, The
International Equity Portfolio, The Emerging Markets Equity Portfolio, The Global Strategic Income Portfolio, The Federal Money Market Portfolio and The Treasury Money Market Portfolio appearing in the October 31, 1998 Annual
Reports,  which  are  also  incorporated  by  reference  into  the  Registration
Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration
Statement of our reports dated January 19, 1999, relating to the financial statements and financial highlights of J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Service Prime Money Market Fund, J.P. Morgan Institutional International Opportunities Fund and J.P. Morgan Institutional European Equity Fund and the financial statements and supplementary data of The Prime Money Market Portfolio, The International
Opportunities Portfolio and The European Equity Portfolio appearing in the November 30, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We  also  consent  to the  references  to us  under  the  headings  "Independent
Accountants"  and  "Financial   Statements"  in  the  Statements  of  Additional
Information.



/s/PricewaterhouseCoopers  LLP
PricewaterhouseCoopers  LLP
1177 Avenue of the Americas
New York, New York 10036
February 24, 1999